SUPPLEMENT DATED MAY 14, 2025
TO

PROSPECTUSES DATED APRIL 29, 2011
FOR MASTERS ACCESS, MASTERS I SHARE AND MASTERS EXTRA II

PROSPECTUSES DATED APRIL 11, 2006, AS SUPPLEMENTED DECEMBER 29, 2006,
AND PROSPECTUSES DATED MAY 1, 2006
FOR MASTERS IV AND MASTERS VII

ISSUED BY DELAWARE LIFE INSURANCE COMPANY
DELAWARE LIFE VARIABLE ACCOUNT F

This supplement contains information regarding a change to an investment option that is available under your Contract.

Effective on or about June 1, 2025, the name of the following investment option will be changed:

Current Name	New Name

CTIVP® – Principal Blue Chip Growth Fund	CTIVP® – Principal Large Cap Growth Fund

THE CONTRACTS REFERENCED IN THIS SUPPLEMENT ARE NO LONGER FOR SALE

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.